PROMISSORY NOTE

October 11, 2000                                        Los Angeles, California

     FOR VALUE RECEIVED, the undersigned (the "Borrower") hereby promises to pay to the order of SANWA BANK CALIFORNIA (the "Bank"), at its Beverly Hills Office or at such other place or to such other parties as the holder of this Note may from time to time designate in writing, the principal sum of FIVE HUNDRED FIFTY SIX THOUSAND FOUR HUNDRED THIRTY FIVE 74/100's DOLLARS ($556,435.74), whichever is less, together with interest thereon. Any sums repaid under this Note may not be reborrowed. This note renews that certain Equipment Purchase Facility contained in a Credit Agreement dated November 8, 1999 by and between Borrower and Bank.

     Interest shall accrue and principal and interest shall be payable as follows:

     For the purposes hereof, "Reference Rate" shall mean an index for a variable interest rate which is quoted, published or announced by Bank as its Reference Rate and as to which loans may be made by Bank at, above or below such rate; "Business Day" shall mean a day, other than a Saturday or Sunday, on which the Bank is open for business; "Expiration Date" shall mean December 31, 2000.

     1. INTEREST: Interest shall accrue at a variable rate per annum equivalent to the Reference Rate (the "Variable Rate"). Interest shall be adjusted concurrently with any change in the Reference Rate. Interest shall be computed on the basis of 360 days per year, but charged on the actual number of days elapsed. The Borrower hereby promises and agrees to pay interest in arrears on the last calendar day of each month

     2. PAYMENT: On the Expiration Date the entire unpaid principal balance, together with accrued and unpaid interest, shall be due and payable.

     The acceptance by the holder of any payment under this Note after the date that such payment is due shall not constitute a waiver of the right to require prompt payment when due of future or succeeding payments or to declare a default as herein provided for any failure to so pay. The acceptance by the holder of the payment of a portion of any installment at any time that such installment is due and payable in its entirety shall neither cure nor excuse the default caused by failure to pay the whole of such installment and shall not constitute a waiver of the holder's rights to require full payment when due of all future or succeeding installments. Any partial payments shall first be applied to pay accrued interest and the remaining portion of such payments, if any, shall be applied to reduce the outstanding principal balance.

     Any advance under this Note shall be conclusively presumed to have been made to and for the Borrower's benefit when the proceeds of such advance payment are disbursed in accordance with the Borrower's instructions or deposited into an account of the Borrower maintained at the Bank.


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     3. DEFAULTS. Any one or more of the following described events shall constitute an event of default under this Note:

     (a) The Borrower shall fail to pay any amount under this Note when due.

     (b) If there is a default under any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any indebtedness of the Borrower, whether such indebtedness is direct or indirect, absolute or contingent.

     (c) Any representation or warranty made by the Borrower under or in connection with this Note or any financial statement given by the Borrower or any guarantor of this Note shall prove to have been incorrect in any material respect when made or given or when deemed to have been made or given.

     (d) The Borrower or any guarantor of this Note shall: (i) become insolvent or be unable to pay its debts as they mature; (ii) make an assignment for the benefit of creditors or to an agent authorized to liquidate any substantial amount of its properties or assets; (iii) file a voluntary petition in bankruptcy or seeking reorganization or to effect a plan or other arrangement with creditors; (iv) file an answer admitting the material allegations of an involuntary petition relating to bankruptcy or reorganization or join in any such petition; (v) become or be adjudicated a bankrupt; or (vi) apply for or consent to the appointment of, or consent that an order be made, appointing any receiver, custodian or trustee for itself or any of its properties, assets or businesses; or (vii) any receiver, custodian or trustee shall have been appointed for all or substantial part of its properties, assets or businesses and shall not be discharged within 30 days after the date of such appointment.

     (e) Any writ of execution or attachment or any judgment lien shall be issued against any property of the Borrower and shall not be discharged or bonded against or released within 30 days after the issuance or attachment of such writ or lien.

     (f) Any guaranty of this Note shall be revoked or limited or its enforceability or validity shall be contested by any guarantor, by operation of law, legal proceeding or otherwise or any guarantor who is a natural person shall die.

     (g) Any subordination agreement shall be revoked or limited or its enforceability or validity shall be contested by any creditor signatory thereto, by operation of law, legal proceeding or otherwise.

     (h) The Borrower shall voluntarily suspend the transaction of business or allow to be suspended, terminated, revoked or expired any permit, license or approval of any governmental body necessary to conduct the Borrower's business as now conducted.

     (i) If there occurs a material adverse change in the Borrower's business or financial condition, or if there is a material impairment of the prospect of repayment of any portion of the outstanding principal or interest under this Note or there is a material impairment of the value or priority of the Bank's security interest in any collateral securing the Borrower's obligations under this Note.


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     (j) There shall occur a sale, transfer, disposition or-encumbrance (whether voluntary or involuntary), or an agreement shall be entered into to do so, with respect to more than 10% of the issued and outstanding capital stock of the Borrower.

     Upon the occurrence of any event of default described above, the holder of this Note, at its election, may declare the entire balance of principal and interest thereon immediately due and payable, together with all costs of collection, including, but not limited to, reasonable attorney's fees and all expenses incurred in connection with the protection of, or realization on, the security for this Note.

     The liability of the makers under this Note is joint and several. The makers, endorsers and/or guarantors hereof do hereby severally waive presentment, demand, protest and notice of protest, dishonor and nonpayment. Such parties expressly consent to the extension of time for the performance of any obligation hereunder and the release of any party liable for the obligation. The release of any party liable hereon shall not operate to release any other party liable hereon.

     If an event of default, or an event which, with notice or passage of time could become an event of default, has occurred or is continuing, the Borrower shall pay to the Bank interest on any amount payable under this Note at a rate which is 3% in excess of the rate or rates then in effect.

     This Note is not assumable without the express prior written consent of the holder. No obligation is imposed upon the Bank or the holder of this Note to make any advance to the Borrower, it being agreed that all advances hereunder are optional.

     Every provision hereof is intended to be several. If any provision of this
Note is determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the other provisions hereof, which shall remain binding and enforceable.

     4. LAW. This Note shall be governed by and construed according to the laws of the State of California without regard to conflict of law principles, to the jurisdiction of whose courts the Borrower hereby submits.

     THE BORROWER AND THE BANK EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS NOTE, ANY OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY. OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER VVITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERVVISE. THE BORROWER AND THE BANK EACH AGREE THAT ANY SUCH CLAIM' OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS NOTE OR ANY OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER


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SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS
TO THIS NOTE AND ANY OTHER LOAN DOCUMENTS.

                                        BORROWERS:

                                        TAG-IT, INC.
Address: ____________________
         ____________________           By: /S/ RONDA SALLMEN
         ____________________              ---------------------------------
                                            CHIEF FINANCIAL OFFICER
                                        ------------------------------------
                                                (Name/Title)


                                        A.G.S. STATIONERY, INC.

                                        BY:   /S/ RONDA SALLMEN
                                           ---------------------------------
                                        NAME: Ronda Sallmen, Chief Financial
                                              Officer


                                        TALON INTERNATIONAL, INC.

                                        BY:   /S/ RONDA SALLMEN
                                           ---------------------------------
                                        NAME: Ronda Sallmen, Chief Financial
                                              Officer


                                        ACKNOWLEDGED:

                                        TAG-IT PACIFIC, INC.

                                        BY:   /S/ RONDA SALLMEN
                                           ---------------------------------
                                        NAME: Ronda Sallmen, Chief Financial
                                              Officer